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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(b) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   June 21, 1996 (June 19, 1996)
                                                --------------------------------

                               Storage USA, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Tennessee                                     001-12910                                  62-1251239
- ------------------------------------------------------------------------------------------------------------------------
 (State or other jurisdiction                    (Commission                                (IRS Employer
    of incorporation)                               File Number)                               Identification No.)


    10440 Little Patuxent Parkway, Suite 1100, Columbia, Maryland    21044
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       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       (410) 730-9500
                                                 -------------------------------




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ITEM 2: ACQUISITION OF ASSETS


Storage USA, Inc., (the "Company") has consummated the acquisition of 29 self-storage facilities through SUSA Partnership L.P. ("OP"), a limited partnership controlled by the Company. The 29 facilities totaling approximately 1,860,000 square feet are located in eleven states and were purchased for approximately $96 million.

The Company had an approximately 5% general partnership interest in two of the facilities (indicated with a *). The Company managed, for a fee, the 11 facilities acquired on June 18, 1996 and the facility acquired on March 7, 1996 (indicated with a **).

All of the facilities were acquired with cash or units of limited partnership interest in the Operating Partnership ("Units"). The acquisitions were funded by cash generated from operations, the issuance of Units, and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennesse Bank. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue the use of all facilities for that purpose. The Company's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

The following provides certain additional information concerning the 29 facilities acquired:


Location                     Seller                                           Date of Acquisition
- --------                     ------                                           -------------------
Mesa, AZ                     Paul & Ingrid Mitchell                           January 2, 1996
Thousand Palms, CA           Sav On Storage Systems of Indio                  January 9, 1996
Norristown, PA **            Bryn Mawr Trust Company                          March 7, 1996
Atlanta, GA                  Stone Mountain Management, Inc.                  March 21, 1996
Boca Raton, FL               Boca Raton Management, Inc.                      March 21, 1996
Ft. Lauderdale, FL           Ft. Lauderdale Management, Inc.                  March 21, 1996
Salinas, CA                  Rossi Storage Partners, LTD                      April 3, 1996
Northborough, MA             Space Management, Inc.                           April 4, 1996
Las Vegas, NV                Victor and Greta Loraux                          April 8, 1996
Whittier, CA                 Linkletter Enterprises                           April 11, 1996
Brockton, MA                 Westgate Self Storage                            April 12, 1996
Coral Way, FL *              CRM Realty II                                    April 30, 1996
Miller Road, FL *            CRM Realty II                                    April 30, 1996
Florin, CA                   Starker Services, Inc.                           June 5, 1996
Phoenix, AZ                  Doss Family Trust                                June 6, 1996
Phoenix, AZ                  Doss Family Trust                                June 6, 1996
Port Charlotte, FL           Port Charlotte Self Storage, Inc.                June 11, 1996





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
Tyngsboro, MA **             Dover Mini Storage Partners - I                  June 18, 1996
Abscon, NJ **                Dover Mini Storage Partners - I                  June 18, 1996
South Easton, MA **          Dover Mini Storage Partners - II                 June 18, 1996
North Attleboro, MA **       Dover Mini Storage Partners - II                 June 18, 1996
Mays Landing, NJ **          Dover Mini Storage Partners - II                 June 18, 1996
Fall River, MA **            Dover Mini Storage Partners - 3                  June 18, 1996
Salisbury, MA **             Dover Mini Storage Partners - 3                  June 18, 1996
Waterbury, CN **             Dover Mini Storage Partners - 5                  June 18, 1996
Rocky Hill, CN **            Dover Mini Storage Partners - 6                  June 18, 1996
Coram, NY **                 Dover Mini Storage Partners - 7                  June 18, 1996
Farmington, CN **            Dover Mini Storage Partners - 7                  June 18, 1996
Bedford, TX                  F.A. Pestarino, Jr.                              June 19, 1996




The following data related to the facilities is derived from the Company's internal records as of the last day of the month following closing:


                             Square        Rent per         Economic         Physical
Location                      feet        square foot       Occupancy       Occupancy      Total Units     Contract Price
- --------                      ----        -----------       ---------       ---------      -----------     --------------
Mesa, AZ                     78,880         $ 7.25             71%             80%             850           $2,953,000
Thousand Palms, CA           48,447           9.91             70              83             1,020           2,442,000
Norristown, PA               61,590          13.65             81              93              618            3,093,000
Atlanta, GA                  81,270           7.23             93              96              633            3,946,000
Boca Raton, FL               83,479          10.89             97              99              644            5,562,000
Ft. Lauderdale, FL           63,298          10.71             89              94              803            3,964,000
Salinas, CA                  58,100           7.95             81              84              464            2,304,000
Northborough, MA             64,200           9.14             74              84              514            3,025,000
Las Vegas, NV                73,150           7.26             90              97              610            3,843,000
Whittier, CA                 68,625           8.10             81              84              595            3,401,000
Brockton, MA                 70,175          10.18             84              91              715            4,185,000
Coral Way, FL                75,873          14.05             73              79              840            2,451,000
Miller Road, FL              73,815          15.03             57              70              993            1,745,000
Florin, CA                   58,340           9.23             85              89              657            3,050,000
Phoenix, AZ                  46,453           7.69             94              98              404            2,224,000
Phoenix, AZ                  24,808          12.71             99              99              471            1,925,000
Port Charlotte, FL           49,725           9.38             86              88              603            3,250,000
Tyngsboro, MA                79,100           8.45             96              99              575            4,440,000
Abscon, NJ                   34,400          10.13             80              94              327            1,940,000


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
South Easton, MA             64,490          8.24              93              96              466            3,334,000
North Attleboro, MA          46,025         10.27              97              97              430            3,330,000
Mays Landing, NJ             29,680          9.54              86              92              269            1,416,000
Fall River, MA               76,400          7.30              82              88              616            2,836,000
Salisbury, MA                59,005          8.88              81              96              482            2,824,000
Waterbury, CN                50,950          9.71              86              94              515            2,730,000
Rocky Hill, CN               84,750          8.98              84              91              666            4,855,000
Coram, NY                    94,714         11.73              88              91              942            7,244,000
Farmington, CN               82,900          8.80              93              98              594            4,652,000
Bedford, TX                  76,865          7.62              86              93              641            3,422,000
                         ---------------------------------------------------------------------------------------------------

  Total                     1,859,507       $ 9.59             84%             91%            17,957         $96,386,000
                         ===================================================================================================



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ITEM 7:        FINANCIAL STATEMENTS AND EXHIBITS


(a)     FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES
        ACQUIRED.

        It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements and the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of filing of this report.

(b)     PRO FORMA FINANCIAL INFORMATION

        It is impracticable to provide at the time of filing of this Report on Form 8-K any of the pro forma financial information required pursuant to
        Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma financial information will be filed by amendment within 60 days of the date of filing the Report.

(c)     EXHIBITS

           None.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DATED: June 21, 1996

                                          STORAGE USA, INC.

                                          By:      /s/ John R. Erickson
                                             -----------------------------------
                                          John R. Erickson
                                          Senior Vice President and
                                          Chief Financial Officer


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